UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2022

LendingTree, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-34063	26-2414818
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1415 Vantage Park Dr., Suite 700,	Charlotte NC	28203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (704) 541-5351

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TREE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2022, the Board of Directors (the “Board”) of LendingTree, Inc. (the “Company”) appointed Mark Ernst and Diego Rodriguez to serve as independent members of the Board, effective as of such date. Mr. Ernst currently serves as the Managing Partner at Bellevue Capital LLC, a private investment firm, and was previously the Executive Vice President and Chief Operating Officer of Fiserv and the Chief Executive Officer of H&R Block. Mr. Rodriguez is currently a Global Advisor to the Harvard Business School and was previously the Executive Vice President and Chief Product and Design Officer at Intuit. Mr. Ernst will serve on the compensation committee of our Board, and Mr. Rodriguez will serve on the transactions committee. Mr. Ernst and Mr. Rodriguez will be compensated in accordance with the compensation plan for non-employee directors previously approved by our Board.

On April 27, 2022, Jennifer Witz gave notice of her resignation as a member of the Board, effective as of such date. Ms. Witz’s decision to terminate her services was not a result of any disagreement with the Company or its management.

A copy of the related press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Exhibit.

Exhibit No.	Exhibit Description
99.1	Press Release, dated April 28, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 28, 2022

LENDINGTREE, INC.

	By:	/s/ Lisa M. Young
Lisa M. Young
General Counsel